Exhibit 10(f)

                              THE CORNERSTONE BANK
                    NON QUALIFIED DEFERRED COMPENSATION PLAN
           (Originally Effective January 1,2006, Amended and Restated
                           Effective September 1,2008)

                               ARTICLE I - PURPOSE

         The purpose of the Plan is to provide for supplemental retirement and related benefits for a select group of management and highly compensated employees of Cornerstone Bank and any affiliated entities, as well as members of the Board, who are designated by the Committee (as hereinafter defined) as eligible to participate in the Plan. The Plan is intended to operate as a part of the overall compensation and benefits arrangements for those employees and members of the Board who are eligible to participate.

                            ARTICLE II - DEFINITIONS

         The following words and phrases as used herein shall have the following meanings, unless a different meaning is plainly required by the context:

         2.1 "Bank" shall mean Cornerstone Bank, a New Jersey state-chartered commercial bank, and, where appropriate in the context, such other affiliates whose employees have been designated as eligible to participate in the Plan.

         2.2  "Base Compensation" shall mean a Participant's base salary.

         2.3  "Board" shall mean the Board of Directors of Cornerstone Bank.

         2.4 "Change of Control" shall mean the occurrence of any of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Bank and its subsidiaries taken as a whole, to any "person" (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, any such person being referred to hereinafter as a "Person");

(b) the adoption of a plan relating to the liquidation or dissolution of the Bank;

(c) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any Person becomes the beneficial owner, directly or indirectly, of more than 50% of the voting stock of the Bank;

(d) the Bank consolidates or merges with or into another Person or any Person consolidates or merges with or into the Bank, in either case under this clause
(d), in one transaction or a series of related transactions in which immediately after the consummation thereof Persons beneficially owning, directly or indirectly, voting stock representing in the aggregate a majority of the total voting power of the voting stock of the Bank immediately prior to such consummation do not beneficially own, directly or indirectly, voting stock representing a majority of the total voting power of the voting stock of the Bank or the surviving or transferee Person; or

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(e) the first day on which a majority of the members of the Board of Directors of the Bank are not Continuing Directors.

         2.5  "Code" shall mean the Internal Revenue Code of 1986, as amended.

         2.6 "Committee" shall mean the Board or such person or persons as the Board shall from time to time designate to act as the Committee with respect to the Plan.

         2.7 "Company Common Stock" shall mean shares of the Bank's common stock, par value $5.00 per share.

         2.8 "Compensation" shall mean the Participant's base salary and bonus from the Bank, and shall exclude all other types of compensation, including, but not limited to severance pay and contributions to the Bank's tax qualified retirement plans.

         2.9 "Continuing Director" means, as of any date of determination, any member of the Board who (1) was a member of the Board on July. 1, 2005 or (2) was nominated for election or elected to the Board with the approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

         2.10 "Contribution" shall mean the amount, if any, that is credited annually to a Participant's Plan Deferral Account (other than amounts that are credited by reason of an Earnings Adjustment). The crediting of a "Contribution" to a Participant's Plan Deferral Account is a book -keeping entry only, and does not require that any amount actually be contributed to any trust, account, policy or otherwise be set aside, and is merely a means of tracking the amount of the benefit potentially payable to a Participant.

         2.11 "Designated Beneficiary" shall mean the beneficiary designated by a Participant to receive any benefits payable under the Plan upon his or her death. In the absence of a beneficiary designation, the Participant's "Designated Beneficiary" shall be his or her spouse and if none, his or her estate.

         2.12 "Disability" shall mean:

(a) any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months and that the Committee determines renders a Participant unable to engage in any substantial gainful activity; or

(b) any other medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as a result of which a Participant receives benefits under any long-term disability plan of the Bank or receives Social Security disability insurance benefits.

         2.13 "Earnings Adjustment" shall mean the adjustment to each Participant's Plan Deferral Account in accordance with the provisions of Article VII.

         2.14 "Effective Date" shall mean the effective date set out above.

         2.15 "Normal Retirement Age" shall mean age 65.

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         2.16 "Participant" shall mean each employee of the Bank or member of the Board who is designated as eligible to participate in the Plan in accordance with Article III.

         2.17 "Participation Agreement" shall mean a written agreement executed by a Participant for the purpose of making such elections as are permitted to be made by a Participant in the Plan and specifying a Designated Beneficiary.

         2.18 "Plan" shall mean the Cornerstone Bank Nonqualified Deferred Compensation Plan, as set forth herein, and as amended from time to time.

         2.19 "Plan Deferral Account" shall mean the book-keeping account established and maintained for the benefit of a Participant as provided under
Article VII of the Plan.

         2.20 "Plan Year" shall mean the calendar year, except that the first Plan Year shall be the portion of the 2005 calendar year starting as of the Effective date and ending on December 31, 2005.

         2.21 "Prime Rate" shall be such rate as the Committee establishes from time to time as the "Prime Rate" for purposes of the Plan. The Prime Rate is intended generally to represent the interest rate at which the best customers may normally obtain a loan from the Bank or from other similar institutions and may, but need not, be a rate that is determined by reference to publications such as the Wall Street Journal, all as determined at the discretion of the Committee. For these purposes, the Committee shall generally establish the Prime Rate to be effective for a Plan Year by reference to the average of the rates for each of the four business days preceding the first day of the Plan Year.

         2.22 "Rabbi Trust" shall mean a grantor trust in which assets may be segregated for use by the Bank to pay liabilities to Participants in the Plan; provided, however, that any such trust shall be established and maintained in a manner that is consistent with the treatment of its assets as assets of the Bank for federal income tax purposes and that such assets shall be held in the trust subject to the claims of the Bank's creditors in the event of Bank's bankruptcy or insolvency. In the event a Rabbi Trust is established under the Plan, such Rabbi Trust shall be in a form that is substantially consistent with the form of trust set forth in Revenue Procedure 92-64 (or any successor to such Revenue Procedure) as a model grantor trust for use with plans providing for non qualified deferred compensation.

         2.23 "Valuation Date" shall mean the last day of each Plan Year, any other date or dates that are designated by the Committee as a Valuation Date, and, with respect to any Participant, the date of a payment under the Plan of all or any portion of such Participant's Plan Deferral Account (or such other date as may be designated as the Valuation Date applicable to such payment).

                           ARTICLE III - PARTICIPATION

         The employees of the Bank who are eligible to participate in the Plan shall be those management and highly compensated executives designated by the Board as eligible. In addition, any member of the Board may be designated by the Board as eligible to participate in the Plan. Any employee or member of the Board who is so designated shall be a Participant in the Plan and shall have a Plan Deferral Account to which will be credited annual contributions and earnings thereon. The amount that will be credited as a Contribution to any

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Participant's Plan Deferral Account shall be determined in accordance with the
Schedule of Participation attached hereto as Exhibit A, as such may be amended by the Bank from time to time.

                            ARTICLE IV - TERM OF PLAN

         The Plan shall be in effect as of the Effective Date, and shall continue until all obligations of the Bank pursuant to the Plan have been paid, unless sooner terminated at the discretion of the Bank.

                               ARTICLE V - VESTING

         Except as otherwise may be specifically provided with respect to any individual Participant, the provisions set forth below shall establish the extent to which a Participant's benefit under the Plan is vested:

         5.1 Full Vesting at Normal Retirement Age or Upon the Occurrence of a Change of Control. A Participant's interest in his or her Plan Deferral Account shall, except as may be otherwise specified by the Committee, become fully vested upon attainment of his or her Normal Retirement Age or upon the occurrence of a Change of Control, provided such Participant has remained continuously employed by the Bank through such date.

         5.2 Five Year Vesting for Each Contribution. Any Participant whose employment with the Bank terminates for any reason prior to his or her attainment of Normal Retirement Age shall be vested only with respect to those Contributions credited to his or her Plan Deferral Account five or more years prior to the date of such termination of employment, plus the portion of his or her Plan Deferral Account that represents the Earnings Adjustments attributable to such vested Contributions. Any Contributions that are not vested as of the date of a Participant's termination of employment with the Bank (and the portion of the Participant's Plan Deferral Account representing the Earnings Adjustments attributable to such unvested Contributions) shall be forfeited as of the date of such Participant's termination of employment with the Bank.

         5.3 Forfeiture for Cause. Notwithstanding anything contained herein to the contrary, if the Committee determines that a Participant has engaged in any act of disloyalty to the Bank, including, but not limited to, fraud, embezzlement, theft, commission of a felony or any other act of dishonesty in the course of his or her employment, willful failure to carry out his or her duties, or insubordination, or if the Participant has breached the terms of a material agreement with the Bank, the Committee may detennine that such Participant's benefit under the Plan is forfeited, and the Participant shall thereafter have no further rights to any benefits under the Plan. Any such determination by the Committee may, but need not, be made in connection with the termination of the Participant's employment with the Bank for cause.

         5.4 Death Benefits Subject to Termination or Modification. A Participant's entitlement to a death benefit (in addition to distribution of the amount in such Participant's Plan Deferral Account) shall not be considered a vested benefit hereunder and may be terminated by amendment to the Plan or by the termination of the Plan at any time.

         5.5 Cutback in Benefit to Avoid Application of Excess Parachute Payment Rules. In the event any payment or benefit otherwise required to be provided hereunder shall be considered to be a "contingent payment" related to a change in the ownership or effective control of the Bank or in the ownership

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of a substantial portion of the assets of the Bank so that any Participant would, but for this Section 5.5, be subject to any tax imposed pursuant to Code
Section 4999 on "excess parachute payments," such Participant's benefit or payments payable hereunder shall be reduced, if possible, so that such Participant is not subject to any such tax; provided, however, if such Participant's net benefit after taxes would, notwithstanding the imposition of a tax pursuant to Code Section 4999, be increased if this Section 5.5 were not applicable, then this Section 5.5 shall be inapplicable to such Participant.

                        ARTICLE VI - BENEFIT ENTITLEMENT

         6.1 Benefits. Except as otherwise provided under the Plan, a Participant's benefit under the Plan shall be the vested portion of such Participant's Plan Deferral Account.

         6.2  Payment of Benefits.

(a) Except as otherwise provided herein, the benefit payable to a Participant shall be distributed in the form of a lump sum payment as soon as practicable following the later of the Participant's attainment of his or her Normal Retirement Age or the Participant's termination of employment with the Bank. Notwithstanding the foregoing sentence, a Participant may elect, by filing a Participation Agreement with the Committee at the time the Participant commences his or her participation in the Plan, to receive his or her benefit in the form of up to 10 annual installments commencing as of the date such Participant would have been entitled to receive a lump sum distribution. Such election shall not apply to distributions made to the Participant's Designated Beneficiary, which shall in all cases be in the form of a lump sum payment.

(b) If a series of annual installments has been elected by a Participant, the amount of each annual installment will be determined by multiplying the value of the Participant's Plan Deferral Account (determined immediately before such distribution) by a fraction, the numerator of which is 1 and the denominator of which is equal to the number of installments remaining to be made to such Participant (including the installment being detennined). For example, if a participant has elected to be paid in six equal annual installments, the first installment will be equal to 1/6 of the Participant's Plan Deferral Account immediately prior to such installment payment, the second installment will be equal to 1/5 of the Participant's Plan Deferral Account immediately prior to such installment, and so on.

(c) Notwithstanding the foregoing provisions of this Section 6.2, the Committee may, at its discretion, permit a Participant to elect to change the form of or time at which a distribution of such Participant's benefits are to be distributed, but any such election shall be irrevocable when filed, and shall not be given effect with respect to any distributions that are to be made under the terms of the Plan during the 12 months following the date such election is filed, and shall only be given effect if the election provides for a deferral of such distribution to a date that is at least five years after the date the distribution would have been made in the absence of the election. This Section 6.2(c) shall be interpreted consistent with the provisions of Treasury Regulation Section 1.409A.2(b), and shall be implemented by treating payments made in installments for these purposes as a single payment to be made as of the date the installment payments are to commence, consistent with Treasury Regulation Section 1.409A.2(b)(2).

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(d) In the event a Participant dies after termination of employment but prior to attainment of his or her Normal Retirement Age, the vested Plan Deferral Account of such Participant shall be paid to the Designated Beneficiary of such Participant as soon as practicable following the Participant's death.

(e) Notwithstanding anything to the contrary set forth in the Plan, or in this
Section 6.2, any distribution of any benefit payable under the Plan to a Participant's that is made on account of such Participant's termination of employment that would be paid prior to the date that is six months after such Participant's termination of employment, shall be deferred and paid out as soon as practicable following the six month anniversary of such Participant's termination of employment; provided, however, that this Section 6.2{ e) shall only be applicable to a Participant who is a "specified employee," as that tenn is defined in Code Section 409A(a)(2)(B)(i) and Treasury Regulation Section 1.409A-1(i)).

         6.3  Death Benefits.

(a) In the event a Participant dies prior to termination of employment, the Designated Beneficiary of the Participant shall be entitled to a benefit equal to the sum of such Participant's Plan Deferral Account plus $50,000, subject, however, to the following adjustment: The $50,000 referred to above shall be reduced to an amount that does not exceed the death benefit payable under the life insurance contract on the Participant's life, and shall be reduced to $0 if no such life insurance contract has been obtained (either because the Participant cannot be insured or otherwise).

(b) The death benefit payable under this Section 6.3 is intended to be funded using insurance contracts on the life of the Participant and is intended to constitute a taxable insurance benefit for the Participant to the extent of the proceeds of such insurance contracts. No Participant shall be entitled to any benefit in excess of his or her vested Plan Deferral Account unless such Participant is insurable and only if the Bank has obtained a life insurance contract on such Participant that is sufficient to cover such benefit.

         6.4 Disability. In the event a Participant's employment with the Bank terminates by reason of the Participant's Disability, the Participant's Plan Deferral Account shall be fully vested and shall be payable in a lump sum as soon as practicable following the Committee's determination of eligibility for a distribution pursuant to this Section 6.4.

          ARTICLE VII. PLAN DEFERRAL ACCOUNTS AND EARNINGS ADJUSTMENTS

         7.1 Contributions. Each Participant shall have a Plan Deferral Account which shall be credited with Contributions made with respect to such Participant, and with Earnings Adjustments, and which shall be debited for any amounts paid to such Participant. The Committee may establish subaccounts within a Participant's Plan Deferral Account for purposes of applying separately the vesting of each year's Contributions, and any other terms and conditions that may not be applicable to all amounts credited to a Participant's Plan Deferral Account.

         7.2 Earnings Adjustment. Each Participant's Plan Deferral Account shall be adjusted at the end of each Plan Year (and on any other Valuation Date) to take into account the Earnings Adjustment for such period applicable to such account. For purposes of the Plan, the Earnings Adjustment applicable to a Participant's Plan Deferral Account shall be determined by treating the amount

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credited to the Participant's Plan Deferral Account as of the prior Valuation
Date as though such amount were either invested in an interest bearing investment paying interest at the Prime Rate, or as though such amount were invested in Company Common Stock (with any dividends paid on such Company Common Stock being reinvested in additional shares of Company Common Stock). Except to the extent the Committee determines to establish different rules or procedures with respect to the manner in which and the time or times at which a Participant may choose the method for determining Earnings Adjustments applicable to such Participant's Plan Deferral Account, or to the extent the Committee determines that other methods of determining Earnings Adjustments shall be applicable (which can be established on a Participant by Participant basis, or for all Participants in the Plan, all at the discretion of the Committee), the following rules shall be applicable:

(a) Except as otherwise provided below, each Participant shall make an election as to the method for determining Earnings Adjustments which election shall apply irrevocably to all Contributions made on and after the date that election is filed with the Committee and prior to the date as of which a different election is filed with the Committee;

(b) Contributions made in addition to the regular annual contribution that are made at the discretion of the Committee (which may be on the basis of performance) shall be subject to Earnings Adjustments only by reference to the value of Company Common Stock during the period the Participant remains employed by or continues to provide services to the Bank;

(c) Any election to use the value of Company Common Stock to determine Earnings Adjustments shall be revoked automatically for all prospective Earnings Adjustments for a Participant's Plan Deferral Account as of the date such Participant ceases to provide services or be employed by the Bank (adjustments to such Participant's Plan Deferral Account thereafter being made as though the balance were invested in an interest bearing investment paying interest at the Prime Rate); and

(d) The Earnings Adjustments applicable to any Participant's Plan Deferral Account that are made by reference to the value of Company Common Stock shall be limited so that the rate of return so determined shall not be in excess of an annual rate of return of 150/0 (in applying this limitation, the Earnings Adjustment shall be detennined without regard to this limitation, and compared with a separate calculation made assuming an annual Earnings Adjustment of 15% for each of the years involved, and the actual Earnings Adjustment will then be equal to which ever calculation is lower, the intent of this being to permit the full benefit of growth in value of Company Common Stock to be available so long as that does not exceed an average annual rate of return of 15(degree)~). In addition, annual Earnings Adjustments based on the value of Company Common Stock shall be made by reference to the average of the closing prices of Company Common Stock for the 20 business days preceding the relevant Valuation Date.

For example, a Participant may make an election to use the value of Company Common Stock to determine his or her Earnings Adjustments as of the date the Participant first commences participation in the Plan, and may then make a new election after three years' Contributions have been made. The portion of such Participant's Plan Deferral Account attributable to the first three years' Contributions will continue to be adjusted using Earnings Adjustments based on changes in the value of the Company Common Stock through the date such Participant terminates employment with the Bank, while the portion of such Participant's Plan Deferral Account attributable to the fourth year's and later

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Contributions will be adjusted on the basis of the Prime Rate. In addition, if a
Participant has elected to have Earnings Adjustments based on the value of Company Common Stock and the value of Company Common Stock grows by 25% in year one, and 5% in year two (for an aggregate increase of 31.25% over a two year period), the full 31.25% would be the Earnings Adjustment, as that is less than the aggregate 32.25% increase in value that would result from two consecutive years of 15% growth (taking into account compounding). If, however, in this same example, the second year's growth in value of Company Common Stock were 10%, for an aggregate. increase in value over the two years of 37.5%, the Earnings Adjustment that would apply if a benefit were payable at the close of year two would be limited to 32.25% growth.

         7.3 No Required Investment of Bank Assets. Notwithstanding anything contained herein to the contrary, including those provisions giving a Participant the right of designating the manner in which the Earnings Adjustment is determined for his or her Plan Deferral Account, the Bank reserves the right to invest its assets, including any assets that may have been set aside for the purpose of funding the benefits to be provided under the Plan, at its own discretion, and such assets shall remain the property of the Bank, or may be held in a Rabbi Trust, as the case may be, subject to the claims of the general creditors of the Bank, and no Participant shall have any right to any portion of such assets other than as an unsecured general creditor of the Bank.

                      ARTICLE VIII - FUNDING OF LIABILITIES

         8.1 General. The Plan is intended to be an unfunded, non-qualified plan maintained by the Bank for the purpose of providing deferred compensation for a select group of management and highly compensated employees. Benefits under the Plan may, however, be provided through a Rabbi Trust. A contribution to such trust in any year shall not create any obligation of the Bank to make contributions to such trust thereafter. The Plan shall be administered and construed so as to effectuate this intent. Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specified property of the Bank. To the extent any benefits payable under the Plan are paid through a Rabbi Trust, the Bank's contractual obligations, if any, shall be reduced accordingly.

         8.2  Change of Control. In the event there is a Change of Control,

(a) the Bank shall establish a Rabbi Trust, if one has not already been established; such Rabbi Trust shall be irrevocable (or shall be amended to be irrevocable) effective as of the date of the Change of Control; and

(b) the Bank shall immediately transfer assets to the Rabbi Trust that are certified by an actuarial firm hired for this purpose by the Bank as being sufficient to provide all benefits reasonably anticipated as becoming payable under the Plan, using for these purposes reasonably actuarial assumptions.

                             ARTICLE IX - COMMITTEE

         9.1 Quorum. A majority of the members of the Committee shall constitute a quorum for any meeting held with respect to the Plan, and the acts of a majority of the members present at any meeting at which a quorum is present, or the acts unanimously approved in writing by all members of the

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Committee, shall be valid acts of the Committee. No member of the Committee may act or vote with respect to a decision of the Committee specifically relating to his or her benefits, if any, under the Plan. The Committee may be made up of a single individual at the discretion of the Bank.

         9.2 Powers. The Committee shall have the power and duty to do all things necessary or convenient to effect the intent and purposes of the Plan and not inconsistent with any of the provisions hereof, whether or not such powers and duties are specifically set forth herein, and, by way of amplification and not limitation of the foregoing, the Committee shall have the power to:

(a) provide rules and regulations for the management, operation and administration of the Plan, and, from time to time, to amend or supplement such rules and regulations;

(b) construe the Plan, which construction, as long as made in good faith, shall be final and conclusive upon all parties hereto; and

(c) collect any defect, supply any omission, or reconcile any inconsistency in the Plan in such manner and to such extent as it shall deem expedient to catTy the same into effect, and it shall be the sole and final judge of when such action shall be appropriate.

The acts and determinations of the Committee, including determinations with respect to claims of a Participant or Designated Beneficiary made in accordance with Section 12.8 hereof, shall be final and conclusive.

         9.3 Indemnity. No member of the Committee shall be directly or indirectly responsible or under any liability by reason of any action or default by him as a member of the Committee, or the exercise of or failure to exercise any power or discretion as such member. No member of the Committee shall be liable in any way for the acts or defaults of any other member of the Committee, or any of its advisors, agents or representatives. The Bank shall indemnify and save harmless each member of the Committee against any and all expenses and liabilities arising out of his own membership on the Committee.

         9.4 Compensation and Expenses. Members of the Committee who are employees of the Bank shall receive no compensation for their services rendered as members of the Committee. Any other members of the Committee who are not employees of the Bank shall receive such reasonable compensation for their services as may be authorized from time to time by the Bank and, except as otherwise provided by this Section, members of the Committee shall be entitled to receive their reasonable expenses incurred in administering the Plan. Any such compensation and expenses, as well as extraordinary expenses authorized by the Bank, shall be paid by the Bank.

         9.5 Participant Information. The Bank shall furnish to the Committee in writing all information the Bank deems appropriate for the Committee to exercise its powers and duties in administration of the Plan. Such information may include, but shall not be limited to, the names of all Participants, the date each became a Participant, his or her Compensation and date of birth, employment, termination of employment, retirement or death. Such information shall be conclusive for all purposes of the Plan and the Committee shall be entitled to rely thereon without any investigation thereof; provided, however, that the Committee may correct any errors discovered in any such information.
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         9.6  Inspection of Documents. The Committee shall make available to each Participant and his Designated Beneficiary, for examination at the principal office of the Bank (or at such other location as may be determined by the Committee), a copy of the Plan and such of its records, or copies thereof, as may pertain to any benefits of such Participant and beneficiary under the Plan.

              ARTICLE X - EFFECTIVE DATE, TERMINATION AND AMENDMENT

         10.1 Effective Date of Participation in Plan. Participants shall commence participation in the Plan on the later of the Effective Date or the first day of the month coincident with or following receipt by the Committee of the executed Participation Agreement evidencing the Participant's participation, or such other commencement date as may be established by the Committee with respect to any Participant. A Participation Agreement shall continue in effect until such time as the Participation Agreement is revoked, deferrals are terminated in accordance with the terms of the Plan, or the Plan is terminated.

         10.2 Amendment and Termination of the Plan or Participation Agreement. Notwithstanding anything contained herein to the contrary, this Plan or the participation in this Plan by any Participant may be terminated or revoked by the Bank at any time and the terms of a Participant's participation in the Plan may be amended by the Bank at any time and from time to time; provided, however, that neither the termination, revocation or amendment of the Plan or of the participation of a Participant in the Plan may, without the written approval of the affected Participant or Participants, reduce the Plan Deferral Account or benefit payable to such Participant or Participants determined as of the time of such termination or amendment. Upon a termination of the Plan or of the participation in the Plan of one or more Participants, the Bank shall have the right to cause an amount to be distributed to each affected Participant equal to his or her Plan Deferral Account, subsequent to which no Participant shall have any further rights or benefits under the Plan.

          ARTICLE XI - SPECIAL PROVISIONS RELATED TO CODE SECTION 409A

         11.1 Compliance with Code Section 409A. Notwithstanding anything contained herein to the contrary, distribution of Participants' Benefits under the Plan shall be made in a manner and at such times as comply with all applicable provisions of Code Section 409A, as in effect from time to time, including, for these purposes, applicable effective date rules for such Code section, applicable transitional rules and guidance issued by the Secretary of the Treasury or the Internal Revenue Service, including, but not limited to Notice 2005-1 published by the Internal Revenue Service January 10, 2005 in Internal Revenue Bulletin 2005-2 and such proposed, temporary or final regulations as may be promulgated pursuant to Code Section 409A.

         11.2 Intent of Article XI. The intent of this Article XI is to ensure that no Participant is subject to any tax liability or interest penalty, by reason of the application of Code Section 409 A( a)(I) as a result of any failure to comply with all of the requirements of Code Section 409A, and this
Article XI shall be interpreted in light of, and consistent with, such requirements. This Article XI, and the following rules, shall apply to distributions under the Plan, but only to the extent required in order to avoid taxation of, or interest penalties on, an affected Participant under Code
Section 409A. These rules shall also be deemed modified or supplemented by such other rules as may be necessary, from time to time, to comply with Code Section 409A, as that may be amended from time to time or modified by reason of issuance of regulations or other guidance.

                     ARTICLE XII - MISCELLANEOUS PROVISIONS

         12.1 Anti-alienation. No benefit payable under the Plan shall be subject to any manner of anticipation, alienation, sale, transfer, assignment, pledge, attachment or encumbrance except by the Bank; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, attach or encumber such benefit, except by the Bank, shall be void.

         12.2 Unsecured Creditor Status. Any Participant who may have or claim any interest in or right to any compensation, payment, or benefit payable hereunder, shall rely solely upon the unsecured promise of the Bank, as set forth herein, for the payment thereof: and nothing herein contained shall be construed to give to or vest in a Participant or any other person now or at any time in the future, any right, title, interest, or claim in or to any specific asset, fund, reserve, account, insurance or annuity policy or contract, or other property of any kind whatever owned by the Bank, or in which the Bank may have any right, title, or interest, nor or at any time in the future. Any insurance policy or other assets acquired by the Bank to fund, in whole or in part, the Bank's liabilities under the Plan shall not be deemed to be held as security for the performance of the obligations of the Bank hereunder but shall be, and remain, a general asset of the Bank subject to the claims of its creditors.

         12.3 Other Bank Plans. It is agreed and understood that any benefits under this Plan are in addition to any and all employee benefits to which a Participant may otherwise be entitled under any other contract, arrangement, or voluntary pension, profit sharing or other compensation plan of the Bank, whether funded or unfunded, and that this Plan shall not affect or impair the rights or obligations of the Bank or a Participant under any other such contract, arrangement, or voluntary pension, profit sharing or other compensation plan.

         12.4 Separability. If any term or condition of the Plan shall be invalid or unenforceable to any extent or in any application, then the remainder of the Plan, with the exception of such invalid or unenforceable provision, shall not be affected thereby, and shall continue in effect and application to its fullest extent.

         12.5 Continued Employment. Neither the establishment of the Plan, any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Participant the right to a continuation of employment by the Bank. The Bank reserves the right to dismiss any employee (including a Participant), or otherwise deal with any employee (including a Participant) to the same extent as though the Plan had not been adopted.

         12.6 Incapacity. If the Committee determines that a Participant or Beneficiary is unable to care for his affairs because of illness or accident, or is a minor, any benefit due such Participant or Beneficiary under the Plan may be paid to his spouse, child, parent, or any other person deemed by the Committee to have incurred expense for such Participant or Beneficiary (including a duly appointed guardian, committee, or other legal representative), and any such payment shall be a complete discharge of the Bank's obligation hereunder.

        12.7 Jurisdiction. The Plan shall be construed, administered, and enforced according to the laws of the State of New Jersey, except to the extent that such laws are preempted by the Federal laws of the United States of America.

         12.8 Claims. If, pursuant to the provisions of the Plan, the Committee denies the claim of a Participant or Designated Beneficiary for benefits under the Plan, the Committee shall provide written notice, within 60 days after receipt of the claim, setting forth in a manner calculated to be understood by the claimant:

(a) the specific reasons for such denial;

(b) the specific reference to the Plan provisions on which the denial is based;

(c) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is needed; and

(d) an explanation of the Plan's claim review procedure and the time limitations of this subsection applicable thereto.

A Participant or Designated Beneficiary whose claim for benefits has been denied may request review by the Committee of the denied claim by notifying the Committee in writing within 60 days after receipt of the notification of claim denial. As part of said review procedure, the claimant or his authorized representative may review pertinent documents and submit issues and comments to the Committee in writing. The Committee shall render its decision to the claimant in writing in a manner calculated to be understood by the claimant not later than 60 days after receipt of the request for review, unless special circumstances require an extension of time, in which case a decision shall be rendered as soon after the sixty day period as possible, but not later than 120 days after receipt of the request for review. The decision on review shall state the specific reasons therefor and the specific Plan references on which it is based.

         12.9 Withholding. The Participant or the Designated Beneficiary shall make appropriate arrangements with the Bank for satisfaction of any federal, state or local income tax withholding requirements and Social Security or other tax requirements applicable to the accrual or payment of benefits under the Plan. If no other arrangements are made, the Bank may provide, at its discretion, for any withholding and tax payments as may be required.

         12.10 Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, neuter, singular or plural, as the identity of the Person or Persons may require.


         IN WITNESS WHEREOF, and as evidence of the adoption of this Plan by the Bank, it has caused the same to be signed by a duly authorized officer, and its corporate seal to be affixed hereto, this 9th day of September, 2008.

Attest: /s/ Keith Winchester

                                                   CORNERSTONE BANK

                                                   /s/
                                                   ----------------------------
                                                   Title:

[Corporate Seal]

Exhibit A

Schedule of Participation


------------------------------------------------------------------------------------------------------------------------
Participant                                        Annual Contribution                      Maximum Additional
                                                                                           Annual Contribution
------------------------------------------------------------------------------------------------------------------------
George Matteo                                           15% of Base Compensation                10% of Base Compensation
------------------------------------------------------------------------------------------------------------------------
Keith Winchester                                        10% of Base Compensation                 5% of Base Compensation
------------------------------------------------------------------------------------------------------------------------
Eugene D. D'Orazio                                       3% of Base Compensation                 3% of Base Compensation
------------------------------------------------------------------------------------------------------------------------
David T. Swoyer                                          3% of Base Compensation                 3% of Base Compensation
------------------------------------------------------------------------------------------------------------------------
Colleen Connell                                          3% of Base Compensation                 3% of Base Compensation
------------------------------------------------------------------------------------------------------------------------

The Contribution shall be determined on or about the beginning of each Plan Year and shall be equal to the Annual Contribution as described above, plus an additional contribution, not in excess of the amount described as the Maximum Additional Annual Contribution. For these purposes, a Participant's Base Compensation shall be his or her Base Compensation in effect as of the date the Contribution is determined. The determination of what portion, if any, of the Maximum Additional Annual Contribution is to be credited to any Participant's Plan Deferral Account shall be made at the discretion of the Committee, taking into account the performance of the Bank, the performance of the Participant, and the attainment of such goal or goals as may have been established by the Committee for purposes of the Plan for the prior Plan Year.

Contributions for each Participant for the initial Plan Year shall be determined without regard to the above at the discretion of the Committee.

All determinations made with respect to Contributions made pursuant to this Schedule of Participation shall be made at the discretion of the Committee, taking into account such facts and circumstances as the Committee deems relevant.